UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2025

INNO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Texas	001-41882	87-4294543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

RM1, 5/F, No. 43 Hung To Road Kwun Tong, Kowloon, Hong Kong	999077
(Address of principal executive offices)	(Zip Code)

+852-54795450

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	INHD	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

On December 26, 2025 (the “Effective Date”), Inno Holdings Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with each of ten (10) non-U.S. investors (each an “Investor” and collectively, the “Investors”) relating to the issuance and sale of an aggregate of 3,000,000 shares (the “Shares”) of the Company’s common stock with no par value (the “Common Stock”), at the market price of $1.31 per share, which was the closing price of the Common Stock on Nasdaq immediately prior to the execution of the Securities Purchase Agreement, for an aggregate purchase price of $3,930,000 (the “PIPE Transaction”).

Pursuant to the Securities Purchase Agreement with each Investor, the closing of the PIPE Transaction will occur on a trading day on which all of the transaction documents have been executed and delivered by the applicable parties, and all conditions precedent to the Investor’s obligation to pay the investment amount and the Company’s obligation to deliver the Shares have been satisfied or waived, but in no event later than fifteen (15) trading days following the Effective Date, unless the parties otherwise mutually agree.

Immediately upon closing of the PIPE Transaction and the Company’s issuance of all of the Shares to all of the Investors, the Company will have a total of 7,081,224 shares of Common Stock issued and outstanding, including 4,081,224 shares issued and outstanding as of the date hereof and 3,000,000 shares to be issued upon closing of the PIPE Transaction with all Investors.

The Securities Purchase Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions.

The foregoing summaries of the Securities Purchase Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Securities Purchase Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Form of Securities Purchase Agreement, dated December 26, 2025, by and between Inno Holdings Inc. and certain non-U.S. Person investors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Portions of this exhibit with certain identified information have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNO HOLDINGS Inc.

Date:	December 29, 2025	By:	/s/ Ding Wei
		Name:	Ding Wei
		Title:	Chief Executive Officer

3